UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2018

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35753 (Commission File Number)	46-0967367 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2018, Western Gas Partners, LP and Western Gas Equity Partners, LP issued a joint press release announcing fourth-quarter and full-year 2017 results. The press release is included in this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated February 15, 2018 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on February 15, 2018, File No. 001-34046).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	February 15, 2018	By:	/s/ Benjamin M. Fink
Benjamin M. Fink President and Chief Executive Officer